EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
SARBANES-OXLEY ACT SECTION 906

     Pursuant to Section 1350 of Title 18 of the United States Code, I, Brian F. Lilly, Chief Financial Officer of F.N.B. Corporation (the “Company”), hereby certify that, to the best of my knowledge:

     1. The Company’s Report on Form 10-K/A, Amendment No. 1 to its Form 10-K Annual Report for the period ended December 31, 2004 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2005	/s/ Brian F. Lilly
Brian F. Lilly
Chief Financial Officer